UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): January 21, 2015

                        SYNERGY RESOURCES CORPORATION
                        -----------------------------
            (Exact name of Registrant as specified in its charter)

          Colorado                      001-35245               20-2835920
  ---------------------------     --------------------     -------------------
 (State or other jurisdiction     (Commission File No.)      (IRS  Employer
of incorporation)                                          Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (970) 737-1073


                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

      The annual meeting of the Company's shareholders was held on January 21, 2015. At the meeting the following persons were elected as directors for the upcoming year:

      Name                          Votes For         Votes Withheld
      -----                         ---------         --------------

      Edward Holloway              45,151,177          1,527,087
      William E. Scaff, Jr.        45,135,586          1,542,678
      Rick A. Wilber               27,569,787         19,108,477
      Raymond E. McElhaney         27,422,116         19,256,148
      Bill M. Conrad               27,316,776         19,361,488
      George Seward                38,561,599          8,116,665
      R.W. Noffsinger III          27,536,019         19,142,245
      Jack Aydin                   46,024,367            653,897

      At the meeting the following proposal was ratified by the shareholders.

      To ratify the appointment of EKS&H LLLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2015.


                                     VOTES
                   --------------------------------------       Broker
                   For           Against          Abstain      Non-Votes
                   ---           -------          --------     ---------

                 65,680,177      810,674          408,367         --

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 22, 2015

                                 SYNERGY RESOURCES CORPORATION



                                 By:  /s/ Frank L. Jennings
                                      -------------------------------------
                                     Frank L. Jennings, Principal Financial
                                     Officer